Exhibit 10.7
EXECUTION COPY
CONTROL WARRANT
THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAW, AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, THEREUNDER.
NYTEX ENERGY HOLDINGS, INC.

Warrant Certificate No: 2	Original Issuance Date: November 23, 2010
Common Stock Purchase Warrant
     NYTEX Energy Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, WayPoint Nytex, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled, subject to the terms of this Warrant (the “Warrant”), as set forth below, to purchase from the Company, in whole or in part, an aggregate of Eighteen Million, Four Hundred Ninety-One Thousand, One Hundred Ninety (18,491,190) fully paid and non-assessable shares of the Common Stock of the Company, subject to certain adjustments pursuant to Section 4 hereof (the “Warrant Shares”), at an exercise price of $0.01 per share (the “Exercise Price”).
     1. CERTAIN DEFINED TERMS. In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:
     1.1 “Aggregate Exercise Price” means an amount equal to the product of (i) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 2 hereof and (ii) the Exercise Price in effect on the applicable Exercise Date.
     1.2 “Acquisition Sub” means NYTEX FDF Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of the Company.
     1.3 “Business Day” means any date that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open.
     1.4 “Certificate of Designation” means the Certificate of Designation in respect of Senior Series A Redeemable Preferred Stock of Acquisition Sub.
     1.5 “Common Stock” means the Company’s Common Stock, par value $0.001.
     1.6 “Derivative Securities” means (i) all shares of stock and other securities that are convertible into or exchangeable or exercisable for shares of Common Stock, and (ii) all options, warrants, and other rights to acquire shares of Common Stock or any class of stock or other security or securities convertible into or exchangeable for shares of Common Stock or any class of stock of other security.

     1.7 “Exercise Date” means the earliest to occur of: (i) a Triggering Event (as defined in the Certificate of Designations); (ii) the Mandatory Redemption Date (as defined in the Certificate of Designations) if the Company is not able to redeem the Senior Series A Redeemable Preferred Stock (as defined in the Certificate of Designation) in accordance with the Certificate of Designations; and (iii) seventy-five (75) days after the date on which the third (3rd) Default (as defined in the Purchase Agreement) has occurred within a consecutive twelve (12)-month period.
     1.8 “Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
     1.9 “Purchase Agreement” means that certain Preferred Stock and Warrant Purchase Agreement, dated as of November 23, 2010, by and among the Company, Acquisition Sub and WayPoint Nytex, LLC, as amended, restated, supplemented or otherwise modified from time to time.
     1.10 “Purchaser Warrant” means the Common Stock Purchase Warrant of the Company evidenced by Warrant Certificate No. 1.
     1.11 “Redeemable Preferred Warrants” means, collectively, this Warrant and the Purchaser Warrant.
     1.12 “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same are in effect at the relevant time of reference.
     2. EXERCISE OF WARRANT.
     2.1 Method of Exercise. On or after the Exercise Date, the purchase rights evidenced by this Warrant shall be exercised by the Holder surrendering this Warrant, together with the Aggregate Exercise Price and the completed exercise notice attached hereto as Annex I (the "Exercise Notice”), duly executed by the Holder, to the Company at its principal office at 12222 Merit Drive, Suite 1850, Dallas, Texas 75251, or such other office or agency of the Company as the Company may hereafter designate for such purposes by written notice to the Holder (the “Principal Office”). The Holder shall pay the Aggregate Exercise Price by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price.
     2.2 Automatic Exercise. In the event that this Warrant has not been exercised prior to the tenth (10th) anniversary of the date hereof (“Expiration Date”), this Warrant shall be automatically exercised on the Expiration Date (or if such date is not a Business Day, then on the next succeeding Business Day) and the Holder shall pay the Aggregate Exercise Price in accordance with Section 2.1 hereof.

     3. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Aggregate Exercise Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which the Holder shall be entitled upon such exercise. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.
     4. ADJUSTMENTS. The number of Warrant Shares shall be subject to adjustment from time to time in accordance with this Section 4. Upon each adjustment of the number of Warrant Shares pursuant to this Section 4, the registered Holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Exercise Price, the adjusted number of Warrant Shares.
     4.1 Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare and pay a dividend upon the Common Stock (other than a dividend payable in shares of capital stock of the Company) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles (herein referred to as “Liquidating Dividends”), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the Person exercising this Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends that it would have received if it had exercised this Warrant and owned the underlying Warrant Shares immediately prior to the record date for payment of such Liquidating Dividends, or, if no such record date is taken, the date of payment thereof (including but not limited to the capital stock of the Company which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 4.1, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.
     4.2 Subdivisions and Combinations. In case the Company shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend on its outstanding Common Stock payable in shares of capital stock of the Company, the number of Warrant Shares in effect immediately prior to such subdivision or dividend shall be proportionately increased by the same ratio as the subdivision or dividend. In case the Company shall at any time combine its outstanding Common Stock, the number of Warrant Shares in effect immediately prior to such combination shall be proportionately decreased by the same ratio as the combination. In the event of any subdivision of the outstanding Common Stock, issuance of any dividend on the Common Stock or combination of the outstanding Common Stock, the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same Aggregate Exercise Price, the type and aggregate number of securities to which the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such Warrant Shares until after the event requiring adjustment. For purposes of this Section 4.2, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant immediately prior to such event. The form of this Warrant need not be changed because of any adjustment in the type and/or number of Warrant Shares subject to this Warrant.
     4.3 Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for the Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall have the right to acquire and receive, upon exercise of this Warrant, in lieu of Warrant Shares, such shares of capital stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Common Stock as would have been received upon exercise of this Warrant at the Exercise Price. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of any class of capital stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term “Affiliate” with respect to any given Person shall mean any Person controlling, controlled by or under common control with the given Person.
     4.4 Notices of Record Date, Etc. In the event that:
     (1) the Company shall declare any cash dividend upon its Common Stock,
     (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock,
     (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of capital stock of any class or other rights,

     (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of the Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or
     (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;
then, in connection with such event, the Company shall give to the Holder:
(a)	at least twenty (20) days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and
(b)	in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days’ prior written notice of the date when the same shall take place.
Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of the Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.
     4.5 Anti-Dilution. On the Exercise Date, the number of Warrant Shares shall adjust so that they represent that number of shares necessary to make all of the Warrant Shares issued or issuable pursuant to this warrant plus all other shares held by Holder at the time of exercise (including any unexercised warrants) represent fifty-one percent (51%) of the fully diluted capital stock of the Company (assuming the exercise of all outstanding Warrants, including the Purchaser Warrant and any additional Warrants issued and outstanding on the Exercise Date, and the exercise or conversion of any Derivative Securities).
     4.6 Officers’ Statement as to Adjustments. Whenever the number of Warrant Shares shall be adjusted as provided in Section 4 hereof, the Company shall forthwith prepare and thereafter maintain at the Company’s office a statement signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment, the method by which such adjustment was calculated and the number of Warrant Shares that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record Holder at his or its address appearing on the stock register.

     4.7 Holder Put Right. If the Holder is a Purchaser (as defined in the Purchase Agreement), then the Holder shall be entitled to exercise the “put right” as set forth in Section 12 of the Purchase Agreement.
     5. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder set forth herein. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (b) will not amend, modify or supplement its Certificate of Incorporation in a manner that would alter the voting powers of the Common Stock.
     6. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant.
     7. TRANSFER, ETC.
     7.1 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and the owner hereof, notwithstanding any notations of ownership or writing hereon made by anyone other than the Company, for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in Section 8.2. The Company shall maintain, at the Principal Office, a register for the Warrants, in which the Company shall record the name and address of the person in whose name each Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant.
     7.2 Exchange, Transfer and Replacement. This Warrant and all rights hereunder are transferable, in whole or in part, only upon the register provided for in Section 8.1, by the registered Holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor as this Warrant but registered in the name of the transferee, upon surrender of this Warrant with the Assignment Form attached hereto as Annex II (the “Assignment Form”) duly completed, at said office or agency of the Company. Upon receipt by the Company at its Principal Office of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender there of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor in replacement of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement.

The Company shall pay all expenses and charges (other than securities transfer taxes) payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 8.2.
     7.3 Rights of Holder. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder of the Company with respect to Warrant Shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein; provided, however, that, except in the case of a distribution of Liquidating Dividends in respect of which the Holder is entitled to receive a payment pursuant to Section 4.1 or any dividend or distribution of shares of capital stock of the Company that results in an adjustment to the number of Warrant Shares pursuant to Section 4, the Holder shall be entitled to receive a pro rata portion of any and all dividends and distributions declared or paid by the Company with respect to the outstanding shares of Common Stock, in each case to the same extent as though this Warrant had been exercised in full immediately prior to the record date for the payment of such dividend or distribution (or, if there shall be no such record date, immediately prior to the declaration thereof).
     7.4 Transfer Taxes. The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Warrant Shares in a name other than that of the registered Holder or to issue or deliver any certificates for Warrant Shares upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the Holder or until it has been established to the Company’s satisfaction that no such tax or charge is due.
     8. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Holder shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.
     9. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.
     10. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
     11. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW EXCEPT AS SET FORTH IN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     12. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. Holder hereby represents and warrants to the Company as follows:
     12.1 The Warrant and the Warrant Shares (collectively, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof.
     12.2 The Holder understands that, at the time of issuance, the Securities may not be registered under the Securities Act of 1933, as amended (the “Act”), or applicable state or foreign securities laws, on the ground that the issuance of such Securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the Holder’s representations set forth herein.
     12.3 The Holder acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.
     12.4 The Holder understands that no public market now exists, and it is uncertain whether a public market will ever exist, for the Securities. The Holder acknowledges that the shares of stock issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.
     12.5 The Holder is an “accredited investor” within the meaning of Regulation D as promulgated by the Act.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Company has executed this Warrant by its officer thereunto duly authorized.

NYTEX ENERGY HOLDINGS, INC.
By:
Name:
Title:

Dated:
[Signature Page to Control Warrant]

ANNEX I
[To be signed only upon exercise of Warrant]
EXERCISE NOTICE
NYTEX Energy Holdings, Inc.
12222 Merit Drive, Suite 1850
Dallas, TX 75251
Pursuant to the provisions of the Warrant to purchase shares of Common Stock, par value $0.001 per share, issued by NYTEX Energy Holdings, Inc. and held by the undersigned, the original of which is delivered herewith, the undersigned hereby elects to purchase _________ such shares, and (check the applicable box):

☐	Tenders herewith payment of the Aggregate Exercise Price (as defined in the Warrant) in full in the form of cash, certified check or official bank check in the amount of $__________________ for _______________ such securities.

☐	Confirms that payment of the Aggregate Exercise Price in full by means of a wire transfer in the amount of $__________________ for _______________ such securities has been made to the Company.

☐	Purchases ______________________ (insert number) Warrant Shares pursuant to Section 2.1(ii) of the attached Warrant. The Company is hereby instructed to withhold ________________ (insert number) of such Warrant Shares as payment therefor.
     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.
     The undersigned requests that the certificates for such shares be issued in the name of, and be delivered to ______________________, whose address is ___________________.
Dated:_________, 20__

(Signature must conform in all respects
to name of Holder as specified on the face of the Warrant)

Address

ANNEX II
[To be signed only upon transfer of Warrant]
ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the right represented by the within Warrant to purchase __________________ shares of Common Stock of NYTEX Energy Holdings, Inc. to which the within Warrant relates, and appoints ____________________ attorney to transfer said right on the books of NYTEX Energy Holdings, Inc., with full power of substitution in the premises.
Dated:_________, 20__

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address

EXECUTION COPY
PURCHASER WARRANT
          THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAW, AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, THEREUNDER.
NYTEX ENERGY HOLDINGS, INC.

Warrant Certificate No: 1 Original Issuance Date: November 23, 2010
Common Stock Purchase Warrant
     NYTEX Energy Holdings, Inc., a Delaware corporation (the “Company”), hereby certifies that, for value received, WayPoint Nytex, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), is entitled, subject to the terms of this Warrant (the “Warrant”), as set forth below, to purchase from the Company, in whole or in part, an aggregate of Nineteen Million, Eight Hundred Nine Thousand, Two Hundred Forty-Five (19,809,245) fully paid and non-assessable shares of the Common Stock, subject to certain adjustments pursuant to Section 4 hereof (the “Warrant Shares”), at an exercise price of $0.01 per share (the “Exercise Price”).
     1. CERTAIN DEFINED TERMS. In addition to the terms defined elsewhere in this Warrant, the following terms have the following meanings:
     1.1 “Aggregate Exercise Price” means an amount equal to the product of (i) the number of Warrant Shares in respect of which this Warrant is then being exercised pursuant to Section 2 hereof and (ii) the Exercise Price.
     1.2 “Business Day” means any date that is not a Saturday, Sunday or a day on which banking institutions in New York, New York are not required to be open.
     1.3 “Common Stock” means the Company’s Common Stock, par value $0.001 per share.
     1.4 “Derivative Securities” means (i) all shares of stock and other securities that are convertible into or exchangeable or exercisable for shares of Common Stock, and (ii) all options, warrants, and other rights to acquire shares of Common Stock or any class of stock or other security or securities convertible into or exchangeable for shares of Common Stock or any class of stock of other security
     1.5 “Exercise Date” means, with respect to any exercise of this Warrant, the date (or if such date is not a Business Day, then on the next succeeding Business Day) on which all conditions to such exercise as set forth in Section 2 hereof have been satisfied, including, without limitation, the receipt by the Company of the Exercise Notice, the Warrant and the Aggregate Exercise Price.
     1.6 “Fair Market Value” means, with respect to any Exercise Date: (i) the volume weighted average of the closing sales prices of the Common Stock on such Exercise Date on all domestic securities exchanges on which the Common Stock may at the time be listed; (ii) if there have been no sales of the Common Stock on any such exchange on such Exercise Date, the average of the highest bid and lowest ask prices for the Common Stock on all such exchanges at the end of such Exercise Date; (iii) if on such Exercise Date the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on Nasdaq, the OTC Bulletin Board or similar quotation system or association for such Exercise Date; (iv) if there have been no sales of the Common Stock on Nasdaq, the OTC Bulletin Board or similar quotation system or association on such Exercise Date, the average of the highest bid and lowest ask prices for the Common Stock quoted on Nasdaq, the OTC Bulletin Board or similar quotation system or association at the end of such Exercise Date; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to such Exercise Date; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading; or (v) if the Common Stock is not listed on any domestic securities exchange or quoted on Nasdaq, the OTC Bulletin Board or similar quotation system or association, the fair market value per share as determined by a nationally recognized independent accounting firm mutually agreed upon by the Company and the Holder. The cost of the valuation shall be borne by the Company.
     1.7 “Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
     1.8 “Purchase Agreement” means that certain Preferred Stock and Warrant Purchase Agreement, dated as of November 23, 2010, by and among the Company, NYTEX FDF Acquisition, Inc. and WayPoint Nytex, LLC, as amended, restated, supplemented or otherwise modified from time to time.
     1.9 “Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same are in effect at the relevant time of reference.
     2. EXERCISE OF WARRANT.
     2.1 Method of Exercise. The purchase rights evidenced by this Warrant shall be exercised by the Holder surrendering this Warrant, together with the Aggregate Exercise Price and the completed exercise notice attached hereto as Annex I (the “Exercise Notice”), duly executed by the Holder, to the Company at its principal office at 12222 Merit Drive, Suite 1850, Dallas, Texas 75251, or such other office or agency of the Company as the Company may hereafter designate for such purposes by written notice to the Holder (the “Principal Office”). The Holder shall pay the Aggregate Exercise Price by any one or combination of the following methods:

          (i) by delivery to the Company of a certified or official bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Exercise Price; or
          (ii) by instructing the Company to withhold a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Exercise Price, computed using the following formula:

Y =	EP x X	, where
FMV
          “Y” is the number of Warrant Shares to be withheld;
          “X” is the number of Warrant Shares for which the Holder has elected to exercise this Warrant pursuant to Section 2 hereof;
          “FMV” is the Fair Market Value of one Warrant Share as of the applicable Exercise Date; and
          “EP” is the Exercise Price in effect on the applicable Exercise Date; or
Notwithstanding the foregoing, if any withholding of Warrant Shares or surrender of other equity securities pursuant to clause (ii) above would result in the withholding or surrender of a non-whole number of shares or units, then the number of shares or units withheld by or surrendered to the Company will be rounded up to the nearest whole share or unit and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a share or unit being so withheld by or surrendered to the Company in an amount equal to the product of (x) such incremental fraction of a share or unit being so withheld or surrendered multiplied by (y) in the case of Common Stock, the Fair Market Value per Warrant Share on the applicable Exercise Date.
     2.2 Automatic Exercise. In the event that this Warrant has not been exercised prior to the tenth (10th) anniversary of the date hereof (“Expiration Date”), this Warrant shall be automatically exercised on the Expiration Date (or if such date is not a Business Day, then on the next succeeding Business Day) and the Holder shall pay the Aggregate Exercise Price in accordance with Section 2.1 hereof.
     3. DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant and payment of the Aggregate Exercise Price, and in any event within ten (10) days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder a certificate or certificates for the number of fully paid and non-assessable shares or other securities or property to which the Holder shall be entitled upon such exercise. The Company agrees that the shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid.
     4. ADJUSTMENTS. The number of Warrant Shares shall be subject to adjustment from time to time in accordance with this Section 4. Upon each adjustment of the number of Warrant Shares pursuant to this Section 4, the registered Holder of this Warrant shall thereafter be entitled to acquire upon exercise, at the Exercise Price, the adjusted number of Warrant Shares.
     4.1 Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare and pay a dividend upon the Common Stock (other than a dividend payable in shares of capital stock of the Company) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles (herein referred to as “Liquidating Dividends”), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the Person exercising this Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends that it would have received if it had exercised this Warrant and owned the underlying Warrant Shares immediately prior to the record date for payment of such Liquidating Dividends, or, if no such record date is taken, the date of payment thereof (including but not limited to the capital stock of the Company which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 4.1, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.
     4.2 Subdivisions and Combinations. In case the Company shall at any time (i) subdivide the outstanding Common Stock or (ii) issue a dividend on its outstanding Common Stock payable in shares of capital stock of the Company, the number of Warrant Shares in effect immediately prior to such subdivision or dividend shall be proportionately increased by the same ratio as the subdivision or dividend. In case the Company shall at any time combine its outstanding Common Stock, the number of Warrant Shares in effect immediately prior to such combination shall be proportionately decreased by the same ratio as the combination. In the event of any subdivision of the outstanding Common Stock, issuance of any dividend on the Common Stock or combination of the outstanding Common Stock, the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same Aggregate Exercise Price, the type and aggregate number of securities to which the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such Warrant Shares until after the event requiring adjustment. For purposes of this Section 4.2, the “Aggregate Exercise Price” shall mean the aggregate Exercise Price payable in connection with the exercise in full of this Warrant immediately prior to such event. The form of this Warrant need not be changed because of any adjustment in the type and/or number of Warrant Shares subject to this Warrant.
     4.3 Reorganization, Reclassification, Consolidation, Merger or Sale of Assets. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities, cash or other property with respect to or in exchange for the Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall have the right to acquire and receive, upon exercise of this Warrant, in lieu of Warrant Shares, such shares of capital stock, securities, cash or other property issuable or payable (as part of the reorganization, reclassification, consolidation, merger or sale) with respect to or in exchange for such number of outstanding shares of the Common Stock as would have been received upon exercise of this Warrant at the Exercise Price. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument mailed or delivered to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the Holder such shares of capital stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to receive. If a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of any class of capital stock of the Company, the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer. For purposes hereof the term “Affiliate” with respect to any given Person shall mean any Person controlling, controlled by or under common control with the given Person.
     4.4 Notices of Record Date, Etc. In the event that:
     (1) the Company shall declare any cash dividend upon its Common Stock,
     (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock,
     (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of capital stock of any class or other rights,
     (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of the Common Stock, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation, or
     (5) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;
     then, in connection with such event, the Company shall give to the Holder:
(a)	at least twenty (20) days’ prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up; and

(b)	in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days’ prior written notice of the date when the same shall take place.
Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of the Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of the Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holder at the address of the Holder as shown on the books of the Company.
     4.5 Anti-Dilution. As of the date hereof, the Warrant Shares represent thirty-five percent (35%) of the fully diluted capital stock of the Company (assuming the exercise of all outstanding warrants, including any warrants issued on the date hereof and the exercise or conversion of any Derivative Securities). If at any time after the date hereof, the Company issues or sells any shares of Common Stock, Derivative Securities or any other capital stock of the Company (a “Dilution Event”), the number of Warrant Shares shall automatically adjust so that the Warrant Shares, including any Warrant Shares previously issued, continue to represent thirty-five percent (35%) of the fully diluted capital stock of the Company (assuming the exercise of all outstanding warrants and the exercise or conversion of any Derivative Securities).
     4.6 EBITDA Adjustment. On the Exercise Date, the number of Warrant Shares shall automatically adjust in accordance with Annex III hereto so that the Warrant Shares, including any Warrant Shares previously issued, represent the applicable percentage of the fully diluted capital stock of the Company (assuming the exercise of all outstanding warrants and the exercise or conversion of any Derivative Securities) determined by the EBITDA (as defined in the Purchase Agreement) for the trailing twelve (12)-month period from the date of the end of the most recent fiscal quarter ended prior to the Exercise Date.
     4.7 Officers’ Statement as to Adjustments. Whenever the number of Warrant Shares shall be adjusted as provided in Section 4 hereof, the Company shall forthwith prepare and thereafter maintain at the Company’s office a statement signed by the Chairman of the Board, the President, any Vice President or Treasurer of the Company, showing in reasonable detail the facts requiring such adjustment, the method by which such adjustment was calculated and the number of Warrant Shares that will be effective after such adjustment. The Company shall also cause a notice setting forth any such adjustments to be sent by mail, first class, postage prepaid, to the record Holder at his or its address appearing on the stock register.
     4.8 Holder Put Right. If the Holder is a Purchaser (as defined in the Purchase Agreement), then the Holder shall be entitled to exercise the “put right” as set forth in Section 12 of the Purchase Agreement.
     5. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder set forth herein. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant, and (b) will not amend, modify or supplement its Certificate of Incorporation in a manner that would alter the voting powers of the Common Stock.
     6. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company shall at all times reserve and keep available out of its authorized but unissued stock, solely for the issuance and delivery upon the exercise of this Warrant, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of this Warrant.
     7. TRANSFER, ETC.
     7.1 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and the owner hereof, notwithstanding any notations of ownership or writing hereon made by anyone other than the Company, for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration or transfer as provided in Section 8.2. The Company shall maintain, at the Principal Office, a register for the Warrants, in which the Company shall record the name and address of the person in whose name each Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant.
     7.2 Exchange, Transfer and Replacement. This Warrant and all rights hereunder are transferable, in whole or in part, only upon the register provided for in Section 8.1, by the registered Holder hereof in person or by duly authorized attorney, and a new Warrant shall be made and delivered by the Company, of the same tenor as this Warrant but registered in the name of the transferee, upon surrender of this Warrant with the Assignment Form attached hereto as Annex II (the “Assignment Form”) duly completed, at said office or agency of the Company. Upon receipt by the Company at its Principal Office of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it and upon surrender there of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor in replacement of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any exchange, transfer or replacement. The Company shall pay all expenses and charges (other than securities transfer taxes) payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 8.2.
     7.3 Rights of Holder. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder of the Company with respect to Warrant Shares for which this Warrant shall be exercisable, including, without limitation, the right to vote, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein;

provided, however, that, except in the case of a distribution of Liquidating Dividends in respect of which the Holder is entitled to receive a payment pursuant to Section 4.1 or any dividend or distribution of shares of capital stock of the Company that results in an adjustment to the number of Warrant Shares pursuant to Section 4, the Holder shall be entitled to receive a pro rata portion of any and all dividends and distributions declared or paid by the Company with respect to the outstanding shares of Common Stock, in each case to the same extent as though this Warrant had been exercised in full immediately prior to the record date for the payment of such dividend or distribution (or, if there shall be no such record date, immediately prior to the declaration thereof).
     7.4 Transfer Taxes. The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer involved in the transfer or delivery of this Warrant or the issuance or conversion or delivery of certificates for Warrant Shares in a name other than that of the registered Holder or to issue or deliver any certificates for Warrant Shares upon the exercise of this Warrant until any and all such taxes and charges shall have been paid by the Holder or until it has been established to the Company’s satisfaction that no such tax or charge is due.
     8. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Holder shall be mailed by first-class certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.
     9. HEADINGS, ETC. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof.
     10. CHANGE, WAIVER, ETC. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
     11. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CHOICE OF LAW EXCEPT AS SET FORTH IN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
     12. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. Holder hereby represents and warrants to the Company as follows:
     12.1 The Warrant and the Warrant Shares (collectively, the “Securities”) will be acquired for investment for Holder’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof.
     12.2 The Holder understands that, at the time of issuance, the Securities may not be registered under the Securities Act of 1933, as amended (the “Act”), or applicable state or foreign securities laws, on the ground that the issuance of such Securities is exempt pursuant to Section 4(2) of the Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the Holder’s representations set forth herein.
     12.3 The Holder acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.
     12.4 The Holder understands that no public market now exists, and it is uncertain whether a public market will ever exist, for the Securities. The Holder acknowledges that the shares of stock issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available.
     12.5 The Holder is an “accredited investor” within the meaning of Regulation D as promulgated by the Act.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company has executed this Warrant by its officer thereunto duly authorized.

NYTEX ENERGY HOLDINGS, INC.
By:
Name:
Title:

Dated:
[Signature Page to Purchaser Warrant]

ANNEX I
[To be signed only upon exercise of Warrant]
EXERCISE NOTICE
NYTEX Energy Holdings, Inc.
12222 Merit Drive, Suite 1850
Dallas, TX 75251
Pursuant to the provisions of the Warrant to purchase shares of Common Stock, par value $0.001 per share, issued by NYTEX Energy Holdings, Inc. and held by the undersigned, the original of which is delivered herewith, the undersigned hereby elects to purchase _________ such shares, and (check the applicable box):

☐	Tenders herewith payment of the Aggregate Exercise Price (as defined in the Warrant) in full in the form of cash, certified check or official bank check in the amount of $__________________ for _______________ such securities.

☐	Confirms that payment of the Aggregate Exercise Price in full by means of a wire transfer in the amount of $__________________ for _______________ such securities has been made to the Company.

☐	Purchases ______________________ (insert number) Warrant Shares pursuant to Section 2.1(ii) of the attached Warrant. The Company is hereby instructed to withhold ________________ (insert number) of such Warrant Shares as payment therefor.
     The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.
     The undersigned requests that the certificates for such shares be issued in the name of, and be delivered to ______________________, whose address is ___________________.
Dated:_________, 20__

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address

ANNEX II
[To be signed only upon transfer of Warrant]
ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the right represented by the within Warrant to purchase __________________ shares of Common Stock of NYTEX Energy Holdings, Inc. to which the within Warrant relates, and appoints ____________________ attorney to transfer said right on the books of NYTEX Energy Holdings, Inc., with full power of substitution in the premises.
Dated:_________, 20__

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

Address

ANNEX III

12-month Trailing EBITDA
		APPLICABLE
LOW EBITDA	HIGH EBITDA	PERCENTAGE
$0	27,500,000.0	35.0%
27,500,000.0	30,000,000.0	34.2%
30,000,000.0	32,500,000.0	33.3%
32,500,000.0	35,000,000.0	32.5%
35,000,000.0	37,500,000.0	31.7%
37,500,000.0	40,000,000.0	30.8%
40,000,000.0	42,500,000.0	30.0%
42,500,000.0	45,000,000.0	29.2%
45,000,000.0	47,500,000.0	28.3%
47,500,000.0	50,000,000.0	27.5%